EXHIBIT 10.7

                             GROUND LEASE AGREEMENT

         THIS GROUND LEASE AGREEMENT ("Lease"), made as of this 1st day of July, 1996, between TATE DODGE INC., a Maryland corporation, its successors and assigns (hereinafter called "Landlord"), and COUNTY NATIONAL BANK, a national bank in organization, its successors and assigns (hereinafter called "Tenant").

         WHEREAS, Tenant is being organized as a national bank;

         WHEREAS Landlord owns that parcel of ground located in Glen Burnie, Anne Arundel County, Maryland, and known as 7405 Ritchie Highway (the "Land") described in Exhibit 1.

         WHEREAS Landlord is desirous of leasing the Land to Tenant, and Tenant is desirous of leasing the Land from Landlord.

         NOW THEREFORE, in consideration of the mutual benefits to be derived hereunder, the parties agree as follows:

         1. LAND AND TERM:

             Landlord does hereby lease, demise and let to Tenant, and Tenant does hereby lease, take and accept from Landlord, pursuant to the terms and conditions hereinafter set forth, the Land. The term of the Lease and the payment of rent hereunder shall commence on or about June 1, 1996 (the "Commencement Date"). If Tenant is not approved by the Office of the Comptroller of the Currency ("OCC") to become a national bank and/or to operate on the Land before December 31, 1996, either party may terminate this Lease without liability to the other party. The initial term of this lease shall be for five years commencing on June 1, 1996 and ending on May 30, 2001.

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         2. CONSTRUCTION:

             A. Tenant shall at its expense demolish the existing building on the Land. Also at Tenant's expense, Tenant shall engage an experienced, qualified contractor to construct a building on the Land to accommodate the operation of Tenant as a commercial bank (the "Improvements"). Tenant shall cause the construction of the Improvements to be completed, at its own cost and expense, in a timely manner, in a good and workman-like manner with good materials, in accordance with the provisions of this Lease, and in compliance with applicable laws, rules and regulations.

             B. Within ten (10) business days after receipt of written request from Tenant, Landlord agrees to join in any and all reasonable applications for zoning and rezoning and for Permits in connection with the construction, operation, and maintenance of the Improvements, and shall also join in any grants or easements for electric, telephone, gas, water, sewer, and other public utilities and facilities, or access roads, or other facilities useful and/or necessary to the operation of the Improvements or the construction thereof.

             C. If Tenant is not approved by the OCC to become a national bank and/or to operate on the Land, it shall have no obligation to construct the building described in this Article 2.

         3. RENT:

             A. Tenant covenants to pay to Landlord at such place as Landlord shall from time to time, rent ("Rent") during the original term of this Lease, as follows: Two Thousand Eight Hundred Dollars ($2,800.00) per month.

             B. In addition to the Rent, Tenant agrees to pay all costs pertaining to the Improvements and/or Land and to the ownership, operation, and use thereof during the term or

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any renewals  thereof,  it being the agreement  between Landlord and Tenant that this is a fully net lease, and Landlord shall not pay any costs or expenses pertaining thereto during the Term.

         4. OPTION TO RENEW:

             Tenant shall have the option to renew this Lease for three additional five (5) year terms. Such renewals shall automatically take place unless Tenant gives notice to Landlord at least 90 days before the end of the initial term of this lease or any renewals thereof, that Tenant does not wish to renew this Lease. All of the terms and conditions of this Lease shall remain in force during any renewal terms except that the Rent for the first year of the first renewal (the "Base Year") shall be $3,500.00 per month. For the second year of the first renewal option and each succeeding year thereafter in the first renewal option and succeeding renewal options, the Rent shall be equal to the percentage increase in the Consumer Price Index over the Base Year multiplied by One Hundred Percent (100%) of the Rent for the initial lease term herein. This increase shall be determined in accordance with the following:

             1.  Landlord  shall  compute the  increase,  if any, in the cost of living, using as the basis of such computation the average for "All Items" shown on the Revised United States City (Baltimore Region) Consumer Price Index for Urban Wage Earners and Clerical Workers (including single workers) as promulgated by the Bureau of Labor Statistics of the United States Department of Labor using the year 1967 as the base of 100 (hereinafter called the "Index").

             2. The Index number in the column for "All Items" (Baltimore Region), for the month this Lease is effective shall be the "Base Index Number" and the corresponding Index number for the last published month immediately preceding the date of renewal shall be the current Index plus a CPI adjustment.

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         5. LATE PAYMENT:

             In the event that any payment required by Tenant under the provisions hereof shall be more than five (5) days past due, Tenant shall, upon demand, pay a late charge to Landlord in the amount of Five Percent (5%) of the past due payment and such late charge shall be deemed Rent for all purposes under this lease.

         6. TAXES:

             A. Tenant shall pay, prior to delinquency, all real estate taxes, assessments and charges which are levied, imposed, or assessed upon or against the Improvements and/or the Land with respect to the tax years during which this Lease is in effect. If Tenant shall fail to pay any such taxes, assessments, or charges prior to delinquency, Landlord shall have the right to pay same and to include such amount as Additional Rent due from Tenant.

             B. For purposes of this Paragraph 6, the term "real estate taxes and assessments" shall include any real property tax or public charges or community association charges against the Improvements and/or the Land analogous to a real property tax for services thereto, including assessments by any County, Municipal, Metropolitan District or Commission, CPRA assessments and street lighting charges.

             C. Tenant may protest, appeal or institute other proceedings to effect a reduction or abatement of real estate taxes and assessments with respect to real estate taxes and assessments levied against the Improvements and/or the Lease for any tax fiscal year that ends after the Commencement Date of this Lease. Such protest, appeal or other proceedings may be conducted in the name of Landlord or Tenant as Tenant may consider appropriate. To this end and at Tenant's expense, Landlord shall cooperate with Tenant and furnish to Tenant appropriate

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documents  and  information.  If the protest,  appeal or other  proceedings  are successful and any real estate taxes and assessments are refunded, the refund shall be paid to Tenant.

         7. FIRE AND EXTENDED COVERAGE AND BUSINESS INTERRUPTION INSURANCE

             A. Tenant covenants to pay the aggregate insurance premiums for fire and extended coverage on the Improvements and to maintain business interruption insurance.

             B. Any proceeds from any insurance policies paid for by Tenant shall be payable to Tenant without any liability therefor to Landlord.

         8. UTILITIES AND EXTERIOR MAINTENANCE:

             Tenant shall pay all charges for gas, electricity, light, heat, all public charges for sanitary sewage discharged from and for water consumed on the Improvements and/or the Land, power and all other utilities and telephone or other communication services used, rendered or supplied upon or in connection with the Improvements and shall be responsible for the cost of maintenance of the Improvements and/or the Land including, without limitation, the interior, the drive up facilities and the surrounding area.

         9. LIENS OR ENCUMBRANCES:

             Tenant shall not knowingly suffer the Improvements and/or the Land or any portion thereof to become subject to any lien, charge or encumbrances, and shall indemnify Landlord against all such liens, charges and encumbrances which do not arise from acts or omissions of Landlord, its agents or employees or third parties present upon Landlord's invitation, request or consent.

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         10. USE OF LAND:

             Tenant  shall  use  and  occupy  the   Improvements  and  the  Land
throughout the term hereof solely for the purpose of operating a bank or banking office together with such other uses as may be incidental thereto.

         11. ALTERATIONS AND LAND:

             Tenant covenants, other than for the initial construction of the Improvements as described in Exhibit 2 hereto, that it will at no time or times make any material alterations, improvements or changes of any kind to the Land without first submitting the plans thereof and securing the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed; provided, however, that Tenant may, at its own option, expense, and without having to secure the consent, written or otherwise of the Landlord:

                 (1) make any alterations or changes of any kind to the Improvements and/or the Land which may be required by any governmental order or regulation; and

                 (2) undertake any landscaping or similar work or painting or decorating with respect to the Improvements and/or the Land which are of a minor nature and are reasonably necessary to the use by Tenant of the Improvements and/or the Land as contemplated hereunder.

             All improvements, alterations, replacements and building service equipment made or installed by or on behalf of Tenant and permanently affixed to the Land, immediately upon the expiration of this lease due either to Tenant's affirmative declination of its right to exercise any option to renew or expiration of the final renewal term hereof if Tenant does not exercise its option to purchase contained in Paragraph 40 herein, shall become the property of Landlord without payment therefor by Landlord; provided that all machinery, equipment (other than

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building service equipment),  trade fixtures, movable partitions,  furniture and furnishings installed by Tenant or maintained on the Land, even if permanently affixed thereto, shall remain the property of Tenant

         12. REPAIRS AND MAINTENANCE:

             Tenant covenants throughout the term, at its expense, to maintain in good order and repair the interior and exterior structure of the Improvements, and to maintain and replace when necessary, all window and door glass therein, interior and exterior; to maintain and repair all building service equipment within the Improvements including, but not limited to, electrical, plumbing, heating, air conditioning and sprinkler equipment, pipes, wires, ducts, fixtures and appliances and to make all ordinary and necessary repairs; to keep the Land in a safe, clean and sanitary condition; and to provide for the removal of trash and rubbish.

         13. LIABILITY INSURANCE:

             Tenant shall obtain and maintain public liability insurance in form and substance reasonably satisfactory to Landlord and Landlord's Lender, if any Lender exists, naming Landlord as an additional insured against claims for bodily injury or death occurring in or about the Improvements and/or the Land and on, in or about the adjoining driveways and passageways, to the limit of not less than One Million Dollars ($1,000,000.00) in respect of bodily injury or death to one person, and to the limit of not less than Two Million Dollars ($2,000,000.00) in respect of one accident, and property damage insurance insuring against claims for damage or injury to property of others occurring in or about the Improvements and/or the Land and on, in or about the adjoining streets and passageways, to the limit of not less than One Hundred Thousand Dollars ($100,000.00) in respect to damage to the property of another. Said policy shall provide that notwithstanding any negligent act of Tenant which might otherwise result in its forfeiture,

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the policy  shall not be  canceled  without at least  thirty  (30) days  written notice to each named assured. A certificate of such insurance shall be delivered to Landlord.

         14. DAMAGE OR DESTRUCTION:

             If the Improvements are damaged by fire or other casualty, Tenant shall make repairs thereto as soon as reasonably and conveniently may be done and shall have no claim against Landlord based upon such damage. In no event shall Landlord be liable to Tenant for any loss or damage sustained by Tenant to Tenant's property by reason of such fire or other casualty.

         15. COMPLIANCE WITH REGULATIONS, ETC.:

             Tenant covenants throughout the term at its expense to comply promptly with all laws, codes, ordinances, administrative and court orders and directives, rules and regulations which have the force of law, whether now in effect or hereafter promulgated, applicable to Tenant's use and occupancy of the Improvements and/or the Land, including, but not limited to, provisions enforceable by the Office of the Comptroller of the Currency, the Federal Deposit Corporation and/or the Board of Governors of the Federal Reserve System. However, Tenant shall have the right to contest the applicability and/or validity of any of the above so long as by reason of such action, the Land would not be in danger of forfeiture or loss. Landlord shall comply with all other laws, codes, ordinances, administrative and court orders and directives, rules and regulations which have the force of law, whether now in effect or hereafter promulgated.

         16. CONDEMNATION:

             A. If during the term of this Lease, all or a substantial part of the Improvements and/or the Land shall be taken by eminent domain, then, at the option of the Tenant, the Lease shall terminate as of the date of such taking, and the rent shall be apportioned to and abate from

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and after,  the date of taking,  and Tenant  shall have the right to receive any award or damages for such taking (except as set forth in sub-paragraph D hereof) as related to the Improvements. For purposes of this Paragraph 17, "a substantial part of the Improvements and/or the Land" shall mean a taking which renders Tenant unable to carry on its business on the Land in substantially the same manner as previously conducted. If Tenant does not exercise its right to terminate this Lease, the Rent shall be equitably adjusted based on the amount of the Improvements and/or Land taken; and Tenant shall have the right to participate in any award or damages for such taking as related to the Improvements.


             B. If during the term of this Lease, less than a substantial part of the Land (as hereinbefore defined) shall be taken by eminent domain, this Lease shall remain in full force and effect according to its terms, except that the Rent shall be equitably adjusted based on the amount of the Improvements and/or the Land taken; and Tenant shall have the right to participate in any award or damages for such taking as related to the Improvements.

             C. For purposes of this Section 16, "taken by eminent domain" or "taking under the power of eminent domain" shall include a negotiated sale or lease and transfer of possession to a condemning authority under bona fide threat of condemnation for public use, and Landlord alone shall have the right to negotiate with the condemning authority and conduct and settle all litigation connected with the condemnation. As hereinabove used, the words "award of damage" shall, in the event of such sale or settlement, include the purchase or settlement price of any such negotiated transfer.

             D. Nothing herein shall be deemed to prevent Tenant from claiming, negotiating, and receiving from the condemning authority, if legally payable, compensation for the taking of

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the   Improvements   and  damages  for  Tenant's  loss  of  business,   business
interruption and/or removal and relocation.

         17. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS:

             A. If Tenant shall fail to perform any covenant or duty required of it by this Lease or by law, Landlord shall, after thirty (30) days advance written notice to Tenant (except in the case of an emergency, in which case Landlord may act without notice), have the right (but not the duty) to enter the Land, if necessary, to perform the same if Tenant in the interim has not commenced such performance, but the reasonable cost thereof shall be deemed to be Rent, payable by Tenant within twenty (20) days of demand therefor.

         18. INDEMNIFICATION OF LANDLORD:

             Except with respect to claims arising from Landlord's negligence or that of its agents, servants or employees, contractors, licensees or invitees or from a breach of Landlord's obligations hereunder, Tenant covenants to indemnify and save Landlord harmless (to the extent not reimbursed by insurance required by this Lease to be furnished by Tenant or insurance maintained by Landlord to which Landlord shall initially be compensated) from any and all claims for liability of any nature whatever arising from any use, occupancy, construction, repairs, or other work or activity done in, on or about the Land during the term or from any condition of the Land or anything thereon or therein during the term, or from any occurrence whatever in, on or about the Land during the term, including all Landlord's reasonable costs, expenses and counsel fees in connection with any such claim. Landlord shall give Tenant notice of any such claim, the right to defend against the claim with attorneys reasonably acceptable to Landlord (an insurance company's attorney being deemed acceptable) and to settle such claim without cost to Landlord.

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         19. LANDLORD'S EXONERATION:

             Except with respect to claims arising from Landlord's negligence or that of its agents, servants or employees, contractors, licensees or invitees or otherwise to comply with its obligations hereunder, to the extent not reimbursed by insurance required by this Lease to be furnished by Tenant, Tenant covenants to save harmless, protect and indemnify the Landlord from and against any and all losses, damages, claims, suits or actions, judgments and costs, which may arise or grow out of any injury to or death of any person or damage to any property (including, but not by way of limitation, Tenant and employees of Tenant and their property) which is caused by the negligence of the Tenant, its agents or servants, sublessees and assigns, in the use and possession of the Improvements and/or the Land and the equipment thereon by Tenant or the operation of the business conducted by Tenant on the Improvements and/or the Land.

         20. DEFAULT PROVISIONS:

             A. In the event of any default of Tenant in paying any installment of Rent for a period of thirty (30) business days or in the payment of other sums payable hereunder, which default shall continue for a period of fifteen
(15) days after notice thereof by Landlord to Tenant (in each instance an "event of default"), Landlord may elect to immediately terminate this Lease by serving a written notice upon Tenant.

             B. In the event of any other event of default of Tenant hereinafter mentioned in this Section 20, then Landlord may elect to terminate this Lease by serving a written notice upon Tenant of Landlord's election to terminate this Lease upon a specified date, not less than thirty (30) days after the day of serving of such notice. If said event of default shall not be corrected within said thirty (30) day period, this Lease shall then expire on the date specified, as if that date

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had  originally  been fixed as the expiration of the term  hereinafter  granted;
provided, however, that this Lease shall not terminate or expire if Tenant undertakes diligently to remedy a default within such thirty (30) day period.

             C. In addition to the matters set forth in this Paragraph 20, each of the following events shall be deemed an event of default by Tenant within the meaning of this Paragraph 20:

                 (1) the failure to perform any of the non-monetary covenants or conditions of this Lease on the part of Tenant to be performed;

                 (2) the making of an assignment by Tenant for the benefit of its creditors;

                 (3) the appointment of a receiver or trustee of all or part of Tenant's property;

                 (4) the filing of an application for voluntarily liquidation by Tenant;

             D. In the event that this Lease is terminated in the manner provided for in this Section 20, or by court proceedings or otherwise, or in the event that the Land, or a substantial part thereof, shall be abandoned by Tenant during the said term, Landlord or Landlord's agents, servants or representatives may, at any time after written notice to Tenant and the expiration of the applicable cure period set forth in this Section 20, reenter and resume possession of said Land, and remove all persons and property therefrom, either by any suitable action or proceeding at law, without being liable for any damages therefor. No reentry by Landlord shall be deemed to be an acceptance of a surrender of this Lease; and Tenant agrees that in the event this Lease in accordance with its provisions, is terminated because of Tenant's default, Landlord's lien in and to this Lease and any improvement on or hereinafter placed on the Land and on any equity of Tenant in and to any furnishings, equipment, fixtures or any other personal property, shall

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forthwith  attach,  such lien being  granted for the  purposes  of securing  the performance of Tenant's obligations hereunder.

             E. The Landlord, upon the happening of any of the events giving it the right to annul and cancel this Lease, shall be entitled to the benefit of all of the provisions of law for the speedy recovery of lands and tenements under this Lease held over by the Tenant in Anne Arundel County, Maryland that are now in force or may hereafter be enacted.

         21. ADDITIONAL REMEDIES OF LANDLORD:

             A. In the event that this Lease is terminated in the manner set forth in Section 20 hereof, or by court proceedings or otherwise, or if the Land shall be abandoned by Tenant during the term hereof, Landlord may for its own account, relet the whole or any portion of said Land for any period equal to or greater or less than the remainder of the original term of this Lease for any sum which it may deem reasonable, to any tenants which it may deem suitable and satisfactory, and for any use and purposes which it may deem appropriate, but in no event shall Landlord be under any obligation to relet the Land for any purpose which Landlord may regard as injurious to the Land, or to any tenant which Landlord, in the exercise of reasonable discretion shall deem to be objectionable. In the event of such termination of this Lease or if the Land are abandoned, or in the event of any event of default mentioned in Section 20 hereof, and whether or not the Land be relet, and whether this Lease be terminated or not, Landlord shall be entitled to recover of Tenant, and Tenant hereby agrees to pay to Landlord as damages, the following:

                 (1) An amount equal to the amount of the rent reserved under this Lease, less the rent, if any, collected by Landlord on reletting the Land, which shall be due and payable by Tenant to Landlord on the several days on which the rent herein reserved would have become payable under this Lease.

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                 (2) An amount equal to the cost

                     (a) of placing the Land in the condition in which Tenant has agreed to surrender it to Landlord; and

                     (b) of performing any other covenant herein contained which Tenant has agreed to perform, other than the covenant to pay rent.

             B. The damages mentioned in this Section 21 shall become immediately due and payable by Tenant to Landlord upon the termination of this Lease. Without any previous notice or demand, separate actions may be maintained by Landlord against Tenant from time to time to recover any damages which, at the commencement of any such action, have then or theretofore become due and payable to Landlord under this Section 21, without waiting until the end of the term of this Lease.

         22. RIGHT TO ASSIGN AND SUBLEASE:

             A. Tenant may not assign this Lease or sublet the Improvements and/or the Land without the prior written consent of Landlord, which consent shall not be unreasonably withheld or unduly delayed. If Landlord fails to advise Tenant of its refusal to consent to an assignment or sublease within fifteen (15) days after receipt of Tenant's written request therefor, Landlord shall be deemed to have consented. A dispute between Landlord and Tenant as to the reasonableness of Landlord withholding its consent to an assignment or subleasing shall be determined pursuant to a summary arbitration procedure before a single arbitrator chosen by a judge of a court in Anne Arundel County having jurisdiction and such determination shall be final and binding upon the parties. In the event of any such assignment or subletting with consent, Tenant shall remain liable for the performance of Tenant's obligations during the term or any renewals hereof.

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             B.  Notwithstanding  any other  provisions  of this  Paragraph  22,
Tenant may, without the consent of Landlord, assign this Lease or sublet part or all of the Improvements and/or the Land to (i) a corporation into which or with which Tenant is merged or consolidated; (ii) a person or entity to which all or substantially all of Tenant's assets are transferred provided that such person or entity has a net worth at least equal to the lesser of the net worth of Tenant as of the date of this Lease or immediately prior to such transfer; or
(iii) a parent, subsidiary or affiliate of Tenant. A parent shall mean a corporation which owns, directly or indirectly, 50% or more of the equity of Tenant; a subsidiary shall mean a corporation, 50% or more of the equity of which is owned, directly or indirectly, by Tenant, and an affiliate shall mean a corporation or other entity which, directly or indirectly, is under common control with Tenant. A parent, subsidiary or affiliate of Tenant may occupy space in the Improvements and/or the Land without an assignment or sublease or the consent of Landlord.

         23. INSPECTION BY LANDLORD, ETC.:

             Landlord and its agents shall have the right at all reasonable times, upon reasonable prior notice, during the term to enter the Land for the purpose of inspecting the same and, if Tenant has affirmatively declined to renew this Lease, immediately after receipt of said declination to show the Land to prospective tenants or purchasers and to place "For Rent" and/or "For Sale" signs thereon.

         24. ASSIGNMENT OR SALE OF LANDLORD'S INTEREST:

             If Landlord should ever assign this Lease or the rents hereunder to a creditor as security for a debt, Tenant shall, after notice of such assignment and upon demand by Landlord or the assignee, pay all sums thereafter becoming due Landlord hereunder to the assignee (from and after the time Tenant is furnished with such assignee's address and request for payment) and furnish such evidence of insurance coverages required hereunder as the lender may reasonably require so as to protect the assignee's interest as it may appear. If Landlord shall sell the Land, the purchaser shall take the Land subject to Tenant's rights hereunder including Tenant's rights pursuant to Paragraph 40 herein

         25. NON-DISTURBANCE:

             Landlord covenants and warrants to Tenant that Tenant, on paying the rent provided for in this Lease and performing its covenants herein set forth, shall peaceably and quietly have, hold and enjoy the Land and all appurtenances thereon during the full term of this Lease and any renewals thereof.

         26. SUBBORDINATION NON-DISTURBANCE AND ATTORNMENT:

             The Tenant shall, promptly at the request of the Landlord or the holder of any Mortgage (herein referred to as "Mortgagee"), execute, enseal, acknowledge and deliver such further instrument or instruments evidencing such subordination as the Landlord or such Mortgagee deems necessary or desirable, and (at such Mortgagee's request) attorning to such Mortgagee, provided that such Mortgagee agrees in writing with the Tenant that such Mortgagee or its successor in interest or the purchaser at any foreclosure sale will, in the event of a foreclosure of any such mortgage or deed of trust take no action to interfere with the Tenant's rights hereunder including but not limited to Tenant's rights pursuant to Paragraph 40 herein.

         27. TENANT HOLDING OVER:

             A. Subject to subparagraph B hereof, in the event that Tenant holds over at the expiration of the original term of this Lease or any renewal terms or, at the earlier termination thereof, Landlord shall be entitled to all the remedies now or hereafter in effect in Anne Arundel

County, Maryland, relating to the speedy recovery of possession of lands and damages for wrongful detention.

             B. Any holding over after the expiration of the term hereof, without the prior written consent of Landlord, shall be construed to be a tenancy from month to month at 125% of the monthly rent during the last month of the term or renewal term, as the case may be, for the initial three months and thereafter 150% of the monthly rent hereinbefore specified and shall otherwise be on the terms and conditions hereinbefore specified, and so long as such rental payments are made, Landlord shall not have any claims against Tenant for damages based upon Tenant's holding over. Such tenancy from month to month shall continue until either party shall give at least thirty (30) days notice in writing to the other terminating such tenancy.

         28. HAZARDOUS MATERIALS:

             A. Except in the normal course of its operations, Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Land by Tenant, its agents, employees, contractors or invitees.

             B. Any Hazardous Material permitted on the Land as provided in subparagraph 28A above, and all containers therefor, shall be used, kept, stored and disposed of in a manner that complies with all Federal, State and local laws or regulations applicable to any such Hazardous Material.

             C. Tenant shall not discharge, leak or emit, or permit to be discharged, leaked or emitted, any material into the atmosphere, ground, sewer system or any body of water, if such material (as reasonably determined by the Landlord, or any governmental authority) does or is likely to, pollute or contaminate the same, or is likely to adversely affect (a) the health, welfare or safety of persons, whether located on the Land or elsewhere, or (b) the condition, use or enjoyment of the Property or any other real or personal property.

             D. As used herein, the term "Hazardous Material" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any "oil, petroleum products, and their byproducts"; and (d) any substance which is or becomes regulated as a "Hazardous Material" by any Federal, State or local governmental authority.

             F. Tenant hereby agrees that it shall be fully liable for all costs and expenses related to the use, storage and disposal of any Hazardous Material brought and kept on the Land by the Tenant, and the Tenant shall give immediate notice to the Landlord of any violation or potential violation of the provisions of subparagraph B above. Tenant shall defend, indemnify and hold harmless Landlord and its agents, from and against any claims, demands, penalties, fines, liabilities, damages, costs, or expenses (including, without limitation, attorney and consultant fees, court costs and litigation expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to (a) the presence, disposal, release, or threatened release of any such Hazardous Material which, as a result of action by or at the direction of Tenant, is on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Material; (c) any lawsuit brought or threatened, or government order relating to such Hazardous Material; and/or (d) any violation of any laws applicable to such Hazardous Materials. The provisions of this Paragraph 28 shall be in addition to any other obligations and liabilities Tenant may have to Landlord at law or equity and shall survive the transactions contemplated herein and shall survive the termination of this Lease. Landlord shall give Tenant notice of such claims and demands, the right to defend with attorneys reasonably acceptable to Landlord and the right to settle any claim, action or proceeding without cost to Landlord.

             G. To the best of Landlord's knowledge, no Hazardous Material has been stored at, used, disposed of or is located in, on or about the Land. Landlord has not received notice of any kind from any Federal, State or local governmental authority alleging that Landlord, or any present or previous tenant, has failed to comply with any applicable environmental law, ordinance, rule or regulation pertaining to or affecting the Land.

         29. END OF TERM:

             Upon the expiration or other termination of any term of this Lease, Tenant shall quit the Land and surrender same to Landlord, broom clean, in as good condition as when received, ordinary wear and tear and damage or destruction by fire or other casualty or the elements or any other cause or condition beyond Tenant's reasonable control or for which Tenant is not responsible pursuant to this Lease excepted and Tenant shall remove all of its personal property and comply with Paragraph 11 herein.

         30. SUCCESSORS AND ASSIGNS:

             Except as hereinabove expressly otherwise provided, this Lease shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         31. NOTICES:

             All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given by the mailing thereof by registered or certified mail, return receipt requested, with postage prepaid, or by delivery by an overnight courier addressed as follows:

             (a) To Landlord:

                 Creston G. Tate
                 President
                 Tate Dodge, Inc.
                 7139 Ritchie Highway
                 Glen Burnie, Maryland 21061

with copy to:    Attwood B. Tate, Esq.
                 Four Kuethe Road, N.E.
                 P.O. Box 1178
                 Glen Burnie, Maryland 21068-1178

             (b) To Tenant:

                 Jan W. Clark
                 President
                 County National Bank
                 7405 Ritchie Highway

                 Glen Burnie, Maryland 21061

with copy to:    Frank C. Bonaventure, Jr., Esq.
                 Ober, Kaler, Grimes & Shriver
                 A Professional Corporation
                 120 E. Baltimore Street
                 Baltimore, Maryland 21202

Such notices shall be deemed to have been given for all purposes under this Lease upon receipt thereof. Any party or person to whom such notices are to be sent may by like notice designate a different address or a different person or entity (including the address thereof) to which such notices shall thereafter be sent. Notices to Tenant after Tenant has commenced its business operation at the Land shall be addressed to Tenant at the Land.

         32. CAPTIONS AND HEADINGS:

             The captions and headings throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope or intent of this Lease nor in any way affect this Lease.

         33. SEVERABILITY:

             A. It is agreed that, for the purpose of any suit brought or based on this Lease, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained as successive periodic sums shall mature under this Lease, and it is further agreed that failure to include in any suit or action any sum or sums then matured shall not be a bar to the maintenance of any suit or action, for the recovery of said sum or sums so omitted, and the Tenant agrees that it will not in any suit or suits brought on this Lease for a matured sum for which judgment has not previously been received, plead, rely on or urge as a bar to said suit or suits, the defenses of res adjudicata, former recovery extinguishment, merger, election of remedies or other similar defense.

             B. If any term, clause or provision of this lease is declared invalid by a court of competent jurisdiction, the validity of the remainder of the Lease shall not be affected thereby but shall remain in full force and effect.

         34. NON-WAIVER OF ENFORCEMENT:

             It is agreed that the failure of the Landlord to insist in any one or more instances upon a strict performance of any covenant of this Lease or to exercise any right herein contained shall not be construed as a waiver or relinquishment for the future of such covenant or right, but the same shall remain in full force and effect, unless the contrary is expressed in writing by the Landlord.

         35. BROKERAGE:

             The parties represent to each other that they did not deal in this transaction with any broker.

         36. WAIVER OF SUBROGATION:

             Neither party will be liable to the other for loss or damage to the property of the other arising from a cause covered by insurance maintained by the party damaged or within the coverage of the standard fire insurance policy with extended coverage then applicable in Anne Arundel County, Maryland, including loss resulting from the negligent acts or omissions of the other party or their agents, employees, guests or invitees.

         37. LANDLORD'S WAIVER:

             Landlord agrees upon written request of Tenant to execute and deliver a landlord's waiver of lien as to any inventory consigned to Tenant or any machinery, equipment (other than building service equipment), trade fixtures or other tangible personal property leased or purchased by Tenant from a third party in an arms-length transaction; provided that such waiver shall be restricted to the interest therein of the third party consignor, lessor or owner.

         38. ESTOPPEL CERTIFICATE:

             Each party covenants to the other that at any time or from time to time following a written request from the other party, the party so requested shall execute and deliver to the requesting party a statement certifying that this Lease is in full force and effect and unmodified (or if there have been modifications, stating such), certifying the dates to which the Rent and other charges have been paid and certifying whether or not, to the best of the knowledge of the certifying party, the other party has failed or refused to perform any obligations contained in this Lease and if so specifying same. Any such written request must be answered within 12 days of the receipt thereof. The failure of either party to furnish such statement in a timely manner shall be conclusively deemed to constitute an admission that the Lease is in full force and effect and unmodified; that the Rent and other charges then due have been duly and fully paid to and including the date of the written request; and that the party requesting said statement has performed all of its obligations contained in the Lease to the date of such request. Any third party receiving an estoppel certificate hereunder may rely thereupon.

             39. Notwithstanding any other provisions contained in this lease, in the event the Lessee is closed or taken over by the Office of the Comptroller of the Currency or any bank supervisory authority, the Lessor may terminate the lease only with the concurrence of such bank supervisory authority and any such authority shall in any event have the election either to continue or to terminate the lessee: Provided, that in the event this lease is terminated, the maximum claim of Lessor for damages or indemnity for the injury resulting from the rejection or abandonment of the unexpired term of the lease shall in no event be in an amount exceeding the rent reserved by the lease, without acceleration, for the year next succeeding the date of the surrender of the Land to the Lessor, or the date of re-entry of the Lessor, whichever first occurs, whether before or after the closing of the bank, plus an amount equal to the unpaid rent accrued, without acceleration up to such date.

         40. OPTION TO PURCHASE, RIGHT OF FIRST REFUSAL:

             Landlord, in consideration of the sum of Five Dollars ($5.00) received from Tenant, hereby gives Tenant an option to purchase (the "Option") the Land on the terms and conditions contained in this paragraph 40. The Option shall commence on January 1, 2016 and run until and through May 30, 2016 (the "Option Period"). The Option must be exercised within the Option Period. The transaction to purchase the Land must close within a commercially reasonable time after the exercise of the Option. Tenant may not exercise the Option prior to the commencement of the Option Period. The Land may be purchased during the Option Period for its appraised value. Landlord and Tenant shall appoint one appraiser to appraise the Land and such appraisal shall be made at the expense of Tenant. If Landlord and Tenant cannot agree on one appraiser, each shall appoint an appraiser and each shall bear the cost of their respectively appointed appraiser. In such event, the purchase price for the Land shall be the average of the values of the Land determined by the two appraisers. In any appraisal performed under this Paragraph 40, the Landlord and Tenant shall instruct the appraiser or appraisers, as the case may be, to appraise the Land without any value being attributed to the Improvements. If Tenant does not exercise the Option prior to the expiration of the Option Period, the consideration paid for the Option will be retained by the Landlord and neither party shall have any further rights nor claims against the other. The Option may be exercised by written notice to Landlord at the address contained in paragraph 31 herein and shall be considered received three days after the date of mailing with the United States Postal Service. Landlord shall accept no offers to purchase the Land after commencement of the Option Period. If Tenant exercises the Option, Landlord shall transfer to Tenant good title free of any encumbrances.

             Tenant shall have a first right of refusal to purchase the Land during the term of the Lease or any extensions thereof on the same terms and conditions of any bona fide offer received by Landlord to purchase the Land. If Landlord decides to sell the Land during the term of this Lease or any extensions thereof and receive a bona fide offer to purchase the Land from a third party purchaser not affiliated with Landlord, Landlord shall deliver such offer to Tenant and Tenant shall have thirty (30) days from the date of delivery to notify Landlord if Tenant wishes to purchase the Land. If Tenant gives notification to Landlord that it wishes to purchase the

Land, it shall purchase the Land on the same terms and conditions contained in the bona fide offer with the exception that Tenant shall have a commercially reasonable time to close the transaction. If Tenant does not notify Landlord with said thirty day period that Tenant wishes to purchase the Land, Landlord may sell Land pursuant to the terms and conditions of said bona fide offer. This right of first refusal shall remain in effect throughout the term of the Lease or any extensions thereof and for one or more bona fide offers received by Landlord.

         41. RECORDING:

             Landlord agrees that if so requested by Tenant, Landlord will execute in recordable form for purposes of recordation at Tenant's expense: (1) a short form of lease containing the names and addresses of the parties; the description of the Land; the Term of this Lease including the Commencement Date and the termination date; a description of any extension options; a statement regarding the use of the Land; and such other provisions as either party may reasonably require; and/or (2) a memorandum describing the Option contained in Paragraph 40 herein. Tenant shall be responsible for all costs, expenses, charges, and taxes in connection with the recordation of this Lease, the short form of lease or the described memorandum. If such a short form of this Lease is recorded, upon the termination of this Lease, Tenant shall execute, acknowledge, and deliver to Landlord an instrument in writing releasing and quitclaiming to Landlord all right, title, and interest of Tenant in and to the Land arising from this Lease or otherwise, all without cost or expense to Landlord.

         42. WAIVER OF JURY TRIAL:

             Landlord and Tenant waive trial by jury in any action or proceeding brought by either of the parties hereto against the other or on any counterclaim in respect thereof on any matters whatsoever arising out of, or in any way connected with, this Lease, the relationship of

Landlord and Tenant, Tenant's use or occupancy of the Improvements and/or Land and/or any claim of injury or damage under this Lease.

         AS WITNESS the hands and seals of the parties hereto the day and year first above written.

ATTEST/WITNESS:                             TATE CHRYSLER PLYMOUTH, INC.


/s/ Diana L. Shedlock                       By: /s/ Creston B. Tate       (SEAL)
--------------------------------                --------------------------------
                                                 Creston B. Tate, President

                                                                        Landlord

                                            COUNTY NATIONAL BANK


/s/ Diana L. Shedlock                       By: /s/ Jan W. Clark          (SEAL)
--------------------------------                --------------------------------
                                                Jan W. Clark, President

                                                                          Tenant

STATE OF Maryland , Anne Arundel COUNTY, TO WIT:

         I HEREBY CERTIFY that on this 8th day of August, 1996, before me, a Notary Public of said State, personally appeared Creston B. Tate, who acknowledged himself to be the person whose name is subscribed to the foregoing instrument and acknowledged that he executed the same for the purpose therein contained under such Agreement.

         WITNESS my hand and Notarial Seal.

                                            /s/ Diana L. Shedlock
                                            ------------------------------------
                                            Notary Public

My Commission Expires:  Diana L. Shedlock
                        Notary Public State of Maryland
                        My Commission expires November 22, 1999

STATE OF Maryland , Anne Arundel COUNTY, TO WIT:

         I HEREBY CERTIFY that on this 8th day of August, 1996, before me, a Notary Public of said State, personally appeared Jan W. Clark, who acknowledged himself to be the person whose name is subscribed to the foregoing instrument and acknowledged that he executed the same for the purpose therein contained under such Agreement.

         WITNESS my hand and Notarial Seal.

                                            /s/ Diana L. Shedlock
                                            ------------------------------------
                                            Notary Public

My Commission Expires:  Diana L. Shedlock
                        Notary Public State of Maryland
                        My Commission expires November 22, 1999